UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

☒	Filed by the Registrant
☐	Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Ampco–Pittsburgh Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

AMPCO-PITTSBURGH CORPORATION Annual Meeting of Shareholders May 13, 2021 10:00 a.m. Eastern Time This proxy is solicited by the Board of Directors The undersigned hereby appoints Rose Hoover and Melanie Sprowson, or either of them, each of them acting individually or in the absence of others, with the full power of substitution, as lawful proxy (the “Proxies”), and hereby authorizes them to represent and vote all the shares of Common Stock of Ampco-Pittsburgh Corporation which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of Ampco-Pittsburgh Corporation to be held at www.cesonlineservices.com/ap21_vm on May 13, 2021 at 10:00 a.m. Eastern Time, and at any adjournment or postponement thereof, upon such business as may properly come before the meeting. The undersigned hereby revokes any proxy or proxies heretofore given by the undersigned for the Annual Meeting. The Proxies will vote on the items set forth in the Notice of Annual Meeting and Proxy Statement (receipt of which is hereby acknowledged) as specified on this proxy card and are authorized to vote in their discretion when a vote is not specified. If no specification is made, it is the intention of said Proxies to vote the shares represented by the proxy in favor of the proposal. The Proxies are also authorized to vote upon such other matters as may properly come before the Annual Meeting in accordance with their discretion. This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of all the director nominees in Proposal 1 and distributed in the discretion of the Proxies; FOR Proposal 2 - approval of the non-binding, advisory resolution approving the compensation of our named executive officers; FOR Proposal 3 - the amendment and restatement of the Ampco-Pittsburgh Corporation 2016 Omnibus Incentive Plan; and FOR Proposal 4 - the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for 2021. The Board of Directors does NOT endorse the nominees put forth by Crawford United Corporation and certain of its affiliates (collectively, “CUC”) and strongly urges you to DISCARD all proxy cards or other materials sent to you by CUC. If you have previously submitted a card sent to you by CUC, you can revoke that proxy (including any matter set forth therein, whether or not such matter is listed on the reverse side of this card) by signing and dating this card and returning it in the postage-paid envelope or by voting via the Internet or by telephone by following the instructions provided on the reverse side of this card. (Continued and to be dated and signed on reverse side) SEE REVERSE SIDE PROXY CARD TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on May 13, 2021: The Notice and Proxy Statement and Annual Report on Form 10-K of the Corporation are available at http://ampcopgh.com/investors/; and The Notice and Proxy Statement and Annual Report on Form 10-K are also available at www.proxyvote.com/AP

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” OF THE NOMINEES LISTED IN ITEM 1; AND A VOTE “FOR” ITEM 2, ITEM 3 and ITEM 4. 1. Company’s proposal to elect the three nominees named in this Proxy Statement to serve on the Company's Board of Directors, each to hold office until the 2024 Annual Meeting of Shareholders or until his or her respective successor is elected and qualified. The Board of Directors recommends you vote FOR ALL the following nominees: 01) Michael I. German 02) J. Brett McBrayer 03) Carl H. Pforzheimer, III CUMULATIVE VOTING INSTRUCTIONS: Provide below any instructions with respect to how the undersigned’s shares should be cumulatively voted at the Annual Meeting, including the number of votes for any particular Nominee and/or the name of any Nominee with respect to whom the undersigned is withholding authority to cumulate votes, as applicable. To cumulate votes as to a particular nominee as explained in the Proxy Statement, multiply the number of shares held by you by three and vote the result for the nominees listed in any proportion, then indicate the name(s) and the number of votes to be given to such nominees below. Unless indicated to the contrary in the space provided below, all cumulative votes of such shareholder will be distributed among the nominees at the discretion of the Proxies named herein. Please mark vote as indicated in this example X Date (Signature) (Signature if held jointly) Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. FOR ALL WITHHOLD ALL PLEASE SIGN, DATE AND RETURN THIS GOLD PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE 5 TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED5 The Board of Directors recommends you vote FOR proposals 2, 3 and 4. 2. To approve, in a non-binding, advisory vote, the compensation of the named executive officers. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 3. To approve the amendment and restatement of the Ampco-Pittsburgh Corporation 2016 Omnibus Incentive Plan. 4. To ratify the appointment of BDO USA, LLP as the independent registered public accounting firm for 2021. NOTE: And in the discretion of such Proxies, upon such other business as may properly come before the meeting or any adjournment thereof and matters incidental to the conduct of the meeting. TO AUTHORIZE YOUR PROXY BY TELEPHONE OR INTERNET ( QUICK EASY IMMEDIATE : Your telephone or internet proxy authorizes the Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. AUTHORIZE YOUR PROXY BY INTERNET: THE WEB ADDRESS IS www.proxyvoting.com/AP. You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form. AUTHORIZE YOUR PROXY BY PHONE: You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form. OPTION A: You are encouraged to review each proposal and select a voting choice before you submit your proxy. Please press 0 in order to vote on each proposal separately. OPTION B: If you prefer not to select a voting choice with respect to each proposal you may press 1 to submit a proxy. If you select this option, your shares will be voted in accordance with the recommendations made by the Board of Directors. Call Toll Free 877-892-7933 There is NO CHARGE to you for this call CONTROL NUMBER for Telephone/Internet Proxy Authorization Internet and Telephone voting is available through 11:59 P.M. Eastern Time on May 12, 2021. FOR ALL EXCEPT To withhold authority to vote for any individual nominee(s), on the line below.mark "For All Except" and write the number(s) of the nominee(s)